Exhibit 10. 6	Power of Attorney

Power of Attorney

I, Zhou Deng Rong, am a citizen of the People’s Republic of China (the “PRC”), have an ID number of _____________, and hold a 3% equity interest in Sanhe City Lucksky Electrical Engineering Co., Ltd. (the “Company”) (the “Equity Interest”). As a shareholder of the Company, I hereby irrevocably entrust Luck Sky (Shen Zhen) Aerodynamic Electricity Limited (the “WOFE”) to exercise the following rights under the terms of this Power of Attorney:

I exclusively authorize the WOFE to be my sole representative with full authority to perform and exercise any and all shareholder’s rights associated with the Equity Interest, including but not limited to, the right to attend shareholders’ meetings, the right to execute shareholders’ resolutions, the right to sell, assign, transfer or pledge any or all of the Equity Interest and the right to vote the Equity Interest for all matters, including but not limited to, the appointment of legal representatives, board members, executive directors, inspectors, chief managers and other senior management officers.

I exclusively entrust the WOFE as my sole representative with full power to execute the Equity Transfer Agreement referenced in the Exclusive Option Agreement of even date herewith and to which I am party, to perform the obligations thereunder on my behalf and to complete all actions I am required to perform under the Exclusive Option Agreement and the Equity Pledge Agreement, both of which I am a party to and which are entered into as of the execution date of this Power of Attorney. The performance of the above mentioned rights shall not constitute a limitation on this Power of Attorney.

Except as otherwise provided hereunder, the WOFE shall be entitled to transfer, allocate or in any other way utilize the cash dividends and other non-cash income arising out of the Equity Interest in accordance with my oral or written instructions.

Except as otherwise provided hereunder, the WOFE shall be entitled to exercise all the necessary rights associated with the Equity Interest at its sole discretion and without any further oral or written instructions.

The WOFE is entitled to assign the authorization granted under this Power of Attorney to any other individual(s) or legal person(s) without issuing any advance notice or obtaining my consent. Should any such assignment occur, the WOFE shall promptly notify me and indemnify me from any and all losses incurred as a result of the assignment.

This Power of Attorney shall be executed and come into effect as of the date set forth below. This Power of Attorney is coupled with an interest and is irrevocable and validly existing for as long as I am a shareholder of the Company.

Exhibit 10. 6	Power of Attorney

Should I desire to exercise the rights entrusted to the WOFE hereunder, I shall provide the WOFE with advance notice of my intentions to do so and agree that I shall have no authority to exercise such rights unless either (i) the rights are specifically reserved to me hereunder or (ii) the WOFE, in its sole and absolute discretion, consents to such exercise.

Signature:

/s/ Zhou Deng Rong
Zhou Deng Rong
Effective as of July 25, 2014

Exhibit 10. 6	Power of Attorney

Power of Attorney

I, Zhou Jian, am a citizen of the People’s Republic of China (the “PRC”), have an ID number of _____________, and hold a 97% equity interest in Sanhe City Lucksky Electrical Engineering Co., Ltd. (the “Company”) (the “Equity Interest”). As a shareholder of the Company, I hereby irrevocably entrust Luck Sky (Shen Zhen) Aerodynamic Electricity Limited (the “WOFE”) to exercise the following rights under the terms of this Power of Attorney:

I exclusively authorize the WOFE to be my sole representative with full authority to perform and exercise any and all shareholder’s rights associated with the Equity Interest, including but not limited to, the right to attend shareholders’ meetings, the right to execute shareholders’ resolutions, the right to sell, assign, transfer or pledge any or all of the Equity Interest and the right to vote the Equity Interest for all matters, including but not limited to, the appointment of legal representatives, board members, executive directors, inspectors, chief managers and other senior management officers.

I exclusively entrust the WOFE as my sole representative with full power to execute the Equity Transfer Agreement referenced in the Exclusive Option Agreement of even date herewith and to which I am party, to perform the obligations thereunder on my behalf and to complete all actions I am required to perform under the Exclusive Option Agreement and the Equity Pledge Agreement, both of which I am a party to and which are entered into as of the execution date of this Power of Attorney. The performance of the above mentioned rights shall not constitute a limitation on this Power of Attorney.

Except as otherwise provided hereunder, the WOFE shall be entitled to transfer, allocate or in any other way utilize the cash dividends and other non-cash income arising out of the Equity Interest in accordance with my oral or written instructions.

Except as otherwise provided hereunder, the WOFE shall be entitled to exercise all the necessary rights associated with the Equity Interest at its sole discretion and without any further oral or written instructions.

The WOFE is entitled to assign the authorization granted under this Power of Attorney to any other individual(s) or legal person(s) without issuing any advance notice or obtaining my consent. Should any such assignment occur, the WOFE shall promptly notify me and indemnify me from any and all losses incurred as a result of the assignment.

This Power of Attorney shall be executed and come into effect as of the date set forth below. This Power of Attorney is coupled with an interest and is irrevocable and validly existing for as long as I am a shareholder of the Company.

Exhibit 10. 6	Power of Attorney

Should I desire to exercise the rights entrusted to the WOFE hereunder, I shall provide the WOFE with advance notice of my intentions to do so and agree that I shall have no authority to exercise such rights unless either (i) the rights are specifically reserved to me hereunder or (ii) the WOFE, in its sole and absolute discretion, consents to such exercise.

Signature:

/s/ Zhou Jian
Zhou Jian
Effective as of July 25, 2014

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